Filed pursuant to Rule 497(k)

File Nos. 333-28339 and 811-08239

PROFUNDS

MONEY MARKET PROFUND

Supplement dated October 8, 2010 to the Summary Prospectus of

Money Market ProFund (the “Fund”) dated May 1, 2010

(the “Summary Prospectus”)

The Portfolio may not lend portfolio securities. Therefore, all references to the Portfolio’s investment policy of permitting the lending of securities and to the associated risks are hereby deleted.